PREMIER MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:

    We are pleased to provide you with this report on the Premier Municipal Bond Fund. For its semi-annual reporting period ended October 31, 1996, your Fund produced a total return of 5.69% for Class A shares, 5.43% for Class B shares and 5.30% for Class C shares. * Income dividends exempt from Federal personal income taxes of approximately $.417 for Class A shares, $.382 for Class B shares and $.365 for Class C shares were paid. ** This amounts to an annualized Federally tax-free distribution rate per share of 5.56%, 5.33% and 5.09% for Class A, Class B and Class C shares, respectively.***

THE ECONOMY

    The fear of another round of monetary tightening by the Federal Reserve Board ("the Fed") to ward off a resurgence in inflation has so far proved unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained at annual rates in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

    The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from year-ago levels. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Federal Reserve Board Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past twelve months, slightly less than the rate of inflation as measured by the Consumer Price Index.

    The booming housing market also seems to have cooled, with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

    Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, we believe workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in energy and food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

     Since our last letter to you at the end of April, when the bond market corrected nearly 100 basis points in four months, the bond market has gone through a transition. Long-term interest rates as measured by the 30-year U.S. Treasury bond stabilized over the next five months, vacillating around the 7% level until mid-October, when the market established a new trading range as the Treasury bond market rallied to a 6.45% yield. The municipal market has also gone through a period of stabilization during which the retail (or individual) investor became very active, strengthening the demand for municipal bonds. The more recent rally in fixed income securities is built on the continued speculation that the Federal Reserve Board's Open Market Committee could potentially ease credit in response to weakening economic data. The new lower rates have brought many issuers back into the municipal marketplace. Recently, at the time of the election, $10 billion in new supply had to be digested by the tax-exempt market in two weeks, which caused municipal bond prices to cheapen relative to taxables. The increase in yields reversed the trend of outperformance by the municipal market that has characterized 1996.

THE PORTFOLIO

     The portfolio typically holds many high coupon bonds that help the Fund derive most of its total return from income. During this last six-month period we have chosen to replace some existing holdings with either those that have better call protection and coincidental upside price potential, or those with higher liquidity features. On a security by security basis we have used these selection criteria in analyzing the risk/return function of each bond purchased and sold. Our criteria stress accomplishing these goals without compromising income or losing sight of the portfolio in its totality. Currently, the duration (an industry measurement of price responsiveness to changes in interest rates and therefore price risk of the Fund) is slightly longer, or more aggressive, than it was at the time of our last letter, when it was slightly defensive overall compared to other funds in our comparison group. As of the end of the reporting period, the tax-exempt market was attractively valued compared to taxable fixed income equivalents. We believe the current portfolio structure should serve the portfolio well during a return to more conventional yield relationships or through a repeated period of stabilization that we have experienced. Included in this report is a series of detailed statements about the Fund's holdings and financial condition. We hope you find them informative and greatly appreciate your support.
                               Very truly yours,
                        (Richard J. Moynihan Signature)
                              Richard J. Moynihan
                    Director, Municipal Portfolio Management
                            The Dreyfus Corporation
                                 New York, N.Y.

November 15, 1996

     * Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B or Class C shares.

     **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

     *** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price, in the case of Class A shares, or the net asset value per share, in the case of Class B and Class C shares, at the end of the period.


PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                          OCTOBER 31, 1996 (UNAUDITED)
                                                                                           Principal
Long-Term Municipal Investments-98.1%                                                        Amount                Value
                                                                                        -------------          -------------

Alabama-.5%
Mobile Industrial Development Board, SWDR, Refunding
    (Mobile Energy Services Co. Project) 6.95%, 1/1/2020....................                    $    2,500,000 $  2,653,125
Arizona-.4%
Maricopa County Pollution Control Corporation, PCR, Refunding
    (Public Service Co. - Palo Verde) 6.375%, 8/15/2023.....................                         1,000,000      999,240
Pima County Unified School District Number 1 5.875%, 7/1/2014 (Insured; FGIC)                        1,000,000    1,031,900
California-1.6%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue 6%, 1/1/2034                      5,000,000    4,929,950
Sacramento Cogeneration Authority, Cogeneration Project Revenue
    (Procter & Gamble Project) 6.50%, 7/1/2021..............................                         4,200,000    4,348,176
Colorado-9.7%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470
Project):
    Zero Coupon, 8/31/2005..................................................                         2,530,000    1,504,692
    Zero Coupon, 8/31/2007..................................................                         4,000,000    2,077,440
    7%, 8/31/2026...........................................................                         7,000,000    7,595,560
Colorado, Board of Community Colleges and Occupational Education Revenue
    (Red Rocks Community College Project) 6%, 11/1/2019 (Insured; AMBAC)....                           300,000      308,499
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017..................................................                         9,930,000    2,496,998
    Zero Coupon, 10/1/2022..................................................                        47,535,000    8,593,377
Denver City and County, Airport Revenue:
    7.25%, 11/15/2023.......................................................                        10,000,000   10,783,500
    7.50%, 11/15/2023.......................................................                        11,775,000   13,102,396
    5.60%, 11/15/2025 (Insured; MBIA).......................................                         5,000,000    4,856,800
    7%, 11/15/2025..........................................................                         4,225,000    4,438,954
Eagle County, Cordillera Metropolitan District 6.65%, 12/1/2015.............                           200,000      212,512
Connecticut-1.2%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                         3,000,000    3,193,920
Mashantucket Western Pequot Tribe, Special Revenue 6.40%, 9/1/2011..........                         3,500,000    3,512,565
Delaware-.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025...............................                         3,725,000    3,853,699
Florida-4.2%
Jacksonville, District Water and Sewer Revenue 5%, 10/1/2020 (Insured; MBIA)                         7,000,000    6,480,180
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021...........................                         6,750,000    6,151,545
    (Osceola Power LP) 6.95%, 1/1/2022......................................                         7,500,000    6,756,825
Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028....................                         5,000,000    4,976,900
Georgia -1.7%
Atlanta, Airport Facilities Revenue 7.25%, 1/1/2017.........................                         5,000,000    5,407,950


PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                              OCTOBER 31,1996 (UNAUDITED)
                                                                                              Principal
Long-Term Municipal Investments (continued)                                                     Amount              Value
                                                                                             -------------      ------------
Georgia -1.7%
Georgia Municipal Electric Authority, Power Revenue, Refunding
    5.50%, 1/1/2020 (Insured; FGIC).........................................                    $    4,250,000  $  4,230,365
Illinois-8.5%
Chicago O'Hare International Airport, Special Facility Revenue
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                         6,000,000     6,471,120
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility):
      8.75%, 3/1/2010.......................................................                         6,800,000     7,191,680
      8.50%, 9/1/2010.......................................................                         4,535,000     4,810,048
      8.25%, 8/1/2012.......................................................                         4,080,000     4,271,597
Illinois Health Facilities Authority, Revenue (Beverly Farm Foundation)
    9.125%, 12/15/2015......................................................                         2,000,000     2,385,960
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                        23,500,000    24,097,500
Indiana-7.2%
East Chicago, PCR, Refunding:
    (Inland Steel Co., Project Number 10) 6.80%, 6/1/2013...................                        10,000,000    10,126,100
    (Inland Steel Co., Project Number 11) 7.125%, 6/1/2007..................                         3,000,000     3,134,640
Indiana Development Finance Authority, PCR, Refunding
    (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012..................                         4,000,000     4,096,400
Indianapolis Airport Authority, Special Facilities Revenue:
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                         7,500,000     8,036,625
    (United Airlines, Inc. Project) 6.50%, 11/15/2031.......................                         16,250,000   16,325,562
Kentucky-3.4%
Kenton County, Special Airport Facilities Revenue
    (Delta Airlines Project) 6.125%, 2/1/2022...............................                         8,455,000     8,321,749
Louisville and Jefferson County Regional Airport Authority, Airport System
Revenue
    (Louisville International Airport):
      5.50%, 7/1/2016 (Insured; MBIA).......................................                         4,000,000     3,871,360
      5.625%, 7/1/2025 (Insured; MBIA)......................................                         4,000,000     3,888,800
Perry County, SWDR (TJ International Project) 7%, 6/1/2024..................                         3,500,000     3,624,355
Louisiana-4.4%
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects) 9.75%, 10/1/2020.....................................                         4,245,000     4,330,409
Louisiana Public Facilities Authority, Student Loan Revenue
    7%, 9/1/2006............................................................                         3,000,000     3,166,770
Parish of West Feliciana, PCR:
    (Gulf States Utilities - II) 7.70%, 12/1/2014...........................                        10,000,000    10,831,300
    (Gulf States Utilities - III) 7.70%, 12/1/2014..........................                         6,500,000     7,040,345
Maryland-.5%
Maryland Energy Financing Administration, SWDR
    (Wheelabrator Water Projects) 6.45%, 12/1/2016..........................                         3,000,000     3,119,910


PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   OCTOBER 31, 1996 (UNAUDITED)
                                                                                               Principal
Long-Term Municipal Investments (continued)                                                      Amount             Value
                                                                                             -------------       --------------
Massachusetts-2.1%
Massachusetts Industrial Finance Agency, Water Treatment Revenue
    (American Hingham) 6.95%, 12/1/2035.....................................                    $    2,640,000  $   2,691,269
Massachusetts Water Resource Authority:
    5%, 12/1/2016 (Insured; MBIA)...........................................                         5,000,000      4,677,900
    5%, 12/1/2025 (Insured; MBIA)...........................................                         5,000,000      4,568,200
Michigan-1.2%
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines, Inc.) 6.75%, 12/1/2015.............................                         5,000,000      5,108,000
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (a).....                         1,500,000      1,753,230
Nevada-2.4%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                         13,000,000    13,960,180
New Jersey-7.2%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                         2,000,000      2,001,220
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                         15,000,000    16,329,300
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                         4,000,000      4,389,040
New Jersey Transportation Trust Fund Authority, Refunding
    (Transportation System) 5%, 6/15/2015 (Insured; MBIA)...................                        10,000,000      9,426,800
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                         9,500,000      9,744,815
New York-11.6%
New York City:
    8%, 6/1/2000............................................................                         2,190,000      2,446,690
    7.50%, 2/1/2001.........................................................                         5,000,000      5,431,900
    7.10%, 2/1/2009.........................................................                         5,000,000      5,358,400
    7%, 2/1/2020............................................................                        10,000,000    10,695,500
    6.625%, 2/15/2025.......................................................                         7,000,000      7,252,560
New York State Dormitory Authority, Revenue:
    Department of Health 5.50%, 7/1/2025....................................                         6,000,000      5,587,440
    Mental Health Services Facilities Improvement 5.125%, 8/15/2021 (Insured; MBIA)                  4,750,000      4,452,175
New York State Energy Research and Development Authority, Electric Facilities
    Revenue (Long Island Lighting Co.):
      7.15%, 9/1/2019.......................................................                         3,650,000      3,735,483
      7.15%, 6/1/2020.......................................................                         4,000,000      4,093,680
      7.15%, 12/1/2020......................................................                         5,000,000      5,117,100
      7.15%, 2/1/2022.......................................................                         7,500,000      7,675,650
New York State Housing Finance Agency, Service Contract Obligation Revenue
    7.30%, 3/15/2021 (Prerefunded 9/15/2001) (a)............................                         5,000,000      5,692,450

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1996 (UNAUDITED)
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount           Value
                                                                                                  -------------...--------------
North Carolina-1.7%
Martin County Industrial Facilities and Pollution Control Financing Authority,
    SWDR (Weyerhaeuser Co.) 6.80%, 5/1/2024.................................                      $  2,000,000   $  2,166,020
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding
    7%, 1/1/2013............................................................                         3,500,000      3,877,860
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue,
    Refunding 5.375%, 1/1/2020 (Insured; AMBAC).............................                         4,000,000      3,861,040
Oklahoma-1.2%
Holdenville Industrial Authority, Correctional Facility Revenue:
    6.60%, 7/1/2010.........................................................                         2,045,000      2,097,475
    6.70%, 7/1/2015.........................................................                         4,625,000      4,781,094
Oregon-.2%
Clackamas County, (School District Number 115) 6.15%, 6/1/2014 (Insured; AMBAC)                        200,000         210,348
Oregon Health Housing Educational and Cultural Facilities Authority,
Refunding
    (Lewis and Clark College Project) 6.125%, 10/1/2024 (Insured; MBIA).....                           200,000        207,972
Oregon Housing and Community Services Department, Mortgage Revenue
    (Single Family Mortgage Program) 6.20%, 7/1/2015........................                           200,000        204,362
Portland, Sewer System Revenue 6.25%, 6/1/2015..............................                           300,000        313,209
Pennsylvania-6.5%
Beaver County Industrial Development Authority, PCR, Refunding 7.75%, 7/15/2025                      6,000,000      6,502,080
Blair County Hospital Authority, Revenue (Altoona Hospital)
    7.81%, 7/1/2013 (Insured; AMBAC) (b)....................................                         5,000,000      5,517,600
Lancaster County Hospital Authority, Revenue (Health Center - United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)............                         1,465,000      1,678,260
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                         2,000,000      2,080,780
    9.50%, 11/1/2016........................................................                         3,000,000      3,221,490
Montgomery County Higher Education and Health Authority, First Mortgage
Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                         3,475,000      3,767,109
Pennsylvania Convention Center Authority, Revenue, Refunding 6.70%, 9/1/2014                         3,125,000      3,370,875
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (a)                      5,500,000      6,100,270
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                         4,940,000      5,617,817
Rhode Island-.5%
Providence, Special Obligation Tax Increment 6.65%, 6/1/2016................                         3,000,000      3,113,940
South Carolina-.3%
Darlington County, IDR (Sunoco Products Co. Project) 6%, 4/1/2026...........                         1,500,000      1,513,725

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          OCTOBER 31, 1996 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                       Amount          Value
                                                                                              -------------    --------------
Texas-9.1%
Alliance Airport Authority, Special Facilities Revenue:
    (American Airlines, Inc. Project) 7%, 12/1/2011.........................                     $  10,700,000  $  11,770,535
    (Federal Express Corp. Project) 6.375%, 4/1/2021........................                         5,000,000      5,019,750
Dallas - Fort Worth International Airport Facility, Improvement, Revenue:
    (American Airlines, Inc.) 7.50%, 11/1/2025..............................                         8,000,000      8,523,040
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                         4,200,000      4,380,768
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                         7,000,000      7,537,250
Rio Grande City Consolidated Independent School District, Public Facilities,
LR
    6.75%, 7/15/2010........................................................                         6,000,000      6,240,960
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (a)............................                         8,305,000      9,658,466
Utah-3.2%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                         4,000,000      4,211,760
    (Laidlaw Inc./ECDC Project) 7.50%, 2/1/2010.............................                         3,300,000      3,641,451
    (Sunnyside Cogeneration) 9.25%, 7/1/2018................................                        15,000,000    10,715,850
Virginia-1.5%
Chesapeake Bay Bridge and Tunnel Commission, District Revenue, Refunding
    (General Resolution) 5%, 7/1/2022 (Insured; MBIA).......................                         3,355,000      3,080,225
Upper Occoquan Sewer Authority, Regional Sewer Revenue
    5.15%, 7/1/2020 (Insured; MBIA).........................................                         6,000,000      5,674,140
West Virginia-1.3%
Upshur County, SWDR (TJ International Project) 7%, 7/15/2025................                         7,000,000      7,268,730
Wyoming-.3%
Sweetwater County, SWDR (FMC Corp. Project) 7%, 6/1/2024....................                         1,825,000      1,937,311
U.S. Related-3.8%
Puerto Rico Commonwealth:
    5.40%, 7/1/2025.........................................................                         5,000,000      4,725,050
    Refunding:
      6.25%, 7/1/2013 (Insured; MBIA).......................................                         3,000,000      3,296,790
      6%, 7/1/2014..........................................................                           400,000        404,980
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
    6.25%, 7/1/2013.........................................................                         8,000,000      8,680,560
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
    5%, 7/1/2036............................................................                         5,000,000      4,398,750
Puerto Rico Electric Power Authority, Power Revenue 6.25%, 7/1/2017.........                           520,000        532,490
                                                                                                    ------------   -----------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $544,580,594)...................                                     $567,730,462
                                                                                                                   ==========

PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 OCTOBER 31, 1996 (UNAUDITED)
                                                                                                   Principal
Short-Term Municipal Investments-1.9%                                                               Amount              Value
                                                                                                  -------------    ----------------
Florida-.4%
Hillsborough County Industrial Development Authority, PCR, Refunding, VRDN
    (Tampa Electric Company Gannon) 3.55% (c)...............................                    $    2,520,000      $   2,520,000
New York-1.5%
New York State Energy Research and Development Authority, PCR, Refunding,
VRDN
    (New York Electric and Gas) 3.45% (LOC; Union Bank of Switzerland) (c,d)                         8,400,000          8,400,000
                                                                                                                    --------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $10,920,000)...................                                         $ 10,920,000
                                                                                                                    ==============
TOTAL INVESTMENTS-100.0% (cost $555,500,594)................................                                         $578,650,462
                                                                                                                    ==============



Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR     Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               MFMR     Multi-Family Mortgage Revenue
IDR           Industrial Development Revenue                     PCR      Pollution Control Revenue
LOC           Letter of Credit                                   RRR      Resources Recovery Revenue
LR            Lease Revenue                                      SWDR     Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 VRDN     Variable Rate Demand Notes
                 Insurance Corporation


Summary of Combined Ratings
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          --------                       -----------------          -------------------

AAA                                Aaa                            AAA                               17.4%
A                                  A                              A                                 10.8
BBB                                Baa                            BBB                               36.3
BB                                 Ba                             BB                                10.9
F-1+ & F-1                         MIGI, VMIG1 & P1               SP1 & A1                           1.9
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     22.7
                                                                                                  --------
                                                                                                   100.0%
                                                                                                  ========


Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security - the interest rate is subject to change periodically.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based on bank prime rates or an index of market interest rates.
    (d)  Secured by letters of credit.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  OCTOBER 31, 1996 (UNAUDITED)
                                                                                                      Cost           Value


                                                                                                 -------------     -------------

ASSETS:                          Investments in securities-See Statement of Investments           $555,500,594      $578,650,462
                                 Interest receivable........................                                          11,482,582
                                 Receivable for investment securities sold..                                           2,936,679
                                 Receivable for shares of Beneficial Interest subscribed                                  91,017
                                 Prepaid expenses...........................                                              48,565
                                                                                                                   -------------
                                                                                                                     593,209,305
                                                                                                                   -------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           270,992
                                 Due to Distributor.........................                                             169,936
                                 Cash overdraft due to Custodian............                                           9,678,110
                                 Payable for shares of Beneficial Interest redeemed                                      571,488
                                 Accrued expenses...........................                                              73,143
                                                                                                                     -----------
                                                                                                                     10,763,669
                                                                                                                    ------------
NET ASSETS..................................................................                                        $582,445,636
                                                                                                                    ============

REPRESENTED BY:                  Paid-in capital............................                                        $561,759,766
                                 Accumulated net realized  gain (loss) on investments                                 (2,463,998)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments.......................................                                23,149,868
                                                                                                                    -------------
NET ASSETS..................................................................                                         $582,445,636
                                                                                                                    =============


                            NET ASSET VALUE PER SHARE
                    -----------------------------------------
                                                                     Class A               Class B           Class C
                                                                 ----------------      ---------------    --------------

Net Assets..................................................        $472,024,209         $109,497,734      $   923,693
Shares Outstanding..........................................          33,214,000            7,703,537           64,921
NET ASSET VALUE PER SHARE...................................              $14.21               $14.21           $14.23
                                                                          ======              =======           ======




SEE NOTES TO FINANCIAL STATEMENTS.


PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED OCTOBER 31, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $20,014,985
EXPENSES:                        Management fee-Note 2(a)...................                   $  1,608,284
                                 Shareholder servicing costs -Note 2(c).....                        921,368
                                 Distribution fees-Note 2(b)................                        274,240
                                 Professional fees..........................                         52,235
                                 Registration fees..........................                         45,810
                                 Custodian fees.............................                         27,556
                                 Trustees' fees and expenses-Note 2(d)......                         14,162
                                 Prospectus and shareholders' reports.......                         12,359
                                 Miscellaneous..............................                         16,320
                                                                                               ------------
                                       Total Expenses.......................                                          2,972,334
                                                                                                                 --------------
INVESTMENT INCOME-NET.......................................................                                         17,042,651
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                        $  2,424,472
                                 Net unrealized appreciation (depreciation) on investments            12,504,006
                                                                                                  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         14,928,478
                                                                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $31,971,129
                                                                                                                    ===========




SEE NOTES TO FINANCIAL STATEMENTS

PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                     Six Months Ended
                                                                                     October 31, 1996             Year Ended
                                                                                       (Unaudited)              April 30, 1996
                                                                                    -------------------       -----------------
OPERATIONS:

    Investment income-net..................................................            $  17,042,651           $  35,452,066
    Net realized gain (loss) on investments................................                2,424,472              13,702,073
    Net unrealized appreciation (depreciation) on investments..............               12,504,006             (13,168,792)
                                                                                    -------------------       -----------------
          Net Increase (Decrease) in Net Assets Resulting from Operations..               31,971,129              35,985,347
                                                                                    -------------------       -----------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.......................................................              (14,084,200)            (29,748,887)
      Class B shares.......................................................               (2,936,442)             (5,700,103)
      Class C shares.......................................................                  (22,009)                 (3,076)
                                                                                    -------------------       -----------------
          Total Dividends..................................................              (17,042,651)            (35,452,066)
                                                                                    -------------------       -----------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................               28,329,497              40,674,840
      Class B shares.......................................................                6,025,665              19,195,766
      Class C shares.......................................................                1,290,974                 359,668
    Dividends reinvested:
      Class A shares.......................................................                7,949,177             17,177,404
      Class B shares.......................................................                1,674,175              3,289,792
      Class C shares.......................................................                   16,975                  2,003
    Cost of shares redeemed:
      Class A shares.......................................................              (50,439,151)           (80,027,504)
      Class B shares.......................................................               (7,890,540)           (14,906,844)
      Class C shares.......................................................                 (754,820)               (10,150)
                                                                                    -------------------       -----------------
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (13,798,048)           (14,245,025)
                                                                                    -------------------       -----------------
            Total Increase (Decrease) in Net Assets........................                1,130,430            (13,711,744)
NET ASSETS:
    Beginning of Period....................................................              581,315,206            595,026,950
                                                                                    -------------------       -----------------
    End of Period..........................................................             $582,445,636           $581,315,206
                                                                                    ===================       =================




SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     Shares
                                                                                    --------------------------------------
                                                                                     Six Months Ended
                                                                                     October 31, 1996      Year Ended
                                                                                       (Unaudited)        April 30, 1996
                                                                                    -----------------     ----------------
CAPITAL SHARE TRANSACTIONS:
    Class A
    --------

    Shares sold............................................................               2,029,920            2,877,435
    Shares issued for dividends reinvested.................................                 566,922           1,202,513
    Shares redeemed........................................................              (3,605,504)         (5,613,780)
                                                                                       -------------    ----------------
                                 Net Increase (Decrease) in Shares Outstanding           (1,008,662)         (1,533,832)
                                                                                       =============    ================
    Class B
    -------
    Shares sold............................................................                 431,403           1,363,135
    Shares issued for dividends reinvested.................................                 119,401             230,256
    Shares redeemed........................................................                (565,721)         (1,045,329)
                                                                                       -------------    ----------------
                                 Net Increase (Decrease) in Shares Outstanding              (14,917)            548,062
                                                                                       =============    ================
    Class C*
    ---------
    Shares sold............................................................                  92,623              25,139
    Shares issued for dividends reinvested.................................                   1,209                 141
    Shares redeemed........................................................                 (53,478)               (713)
                                                                                       -------------    ----------------
                                 Net Increase (Decrease) in Shares Outstanding               40,354              24,567
                                                                                       =============    ================
* From July 13, 1995 (commencement of initial offering) to April 30, 1996.




SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Class A Shares
                                                        -------------------------------------------------------------------------
                                                          Six Months Ended
                                                         October 31, 1996                  Year Ended April 30,
-----------------------                                    (Unaudited)           1996       1995      1994      1993      1992

                                                           --------------       ------    ------    ------   -------

    Net asset value, beginning of period..                    $13.85             $13.86      $13.81   $14.45     $13.75   $13.28
                                                           --------------        -------     ------    ------    ------   -------
    Investment Operations:
    Investment income-net.................                       .42                .86         .84      .89        .92      .94
    Net realized and unrealized gain (loss)
      on investments......................                       .36               (.01)        .05     (.59)       .91      .49
                                                           --------------        -------     ------    ------    ------   -------
    Total from Investment Operations......                       .78                .85         .89      .30       1.83     1.43
                                                           --------------        -------     ------    ------    ------   -------
    Distributions:
    Dividends from investment income-net..                      (.42)              (.86)       (.84)    (.89)      (.92)    (.94)
    Dividends from net realized gain on investments              --                 --          --      (.05)      (.21)    (.02)
                                                           --------------        -------     ------    ------    ------   -------
    Total Distributions...................                      (.42)              (.86)       (.84)    (.94)     (1.13)    (.96)
                                                           --------------        -------     ------    ------    ------   -------
    Net asset value, end of period........                    $14.21             $13.85      $13.86   $13.81     $14.45   $13.75
                                                           ==============        =======     ======    ======    ======   =======
TOTAL INVESTMENT RETURN(1)................                     11.29%(2)           6.08%       6.72%    1.84%     13.76%   11.08%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                      .92%(2)            .92%        .92%     .85%       .74%     .54%
    Ratio of net investment income
      to average net assets...............                      5.92%(2)           5.98%       6.16%    6.01%      6.43%    6.90%
    Decrease reflected in above expense ratios due
      to undertakings by the Manager......                       --                 --          --       .06%       .20%     .40%
    Portfolio Turnover Rate...............                     10.81%(3)          36.59%      38.60%   22.15%     30.99%   50.72%
    Net Assets, end of period (000's Omitted)               $472,024           $474,044    $495,616  $546,036  $526,606  $388,793
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                  Class B Shares
                                                                -----------------------------------------------------------------
                                                                 Six Months Ended
                                                                 October 31, 1996                 Year Ended April 30,
                                                                                     --------------------------------------------
PER SHARE DATA:                                                    (Unaudited)        1996       1995       1994        1993(1)
                                                                 ---------------     -------     -------    -------     ---------

    Net asset value, beginning of period.........                     $13.85         $13.86      $13.81     $14.45      $14.02
                                                                 ---------------     -------     -------    -------     ---------
    Investment Operations:
    Investment income-net........................                        .38           .78          .77        .80         .24
    Net realized and unrealized gain (loss) on investments               .36          (.01)         .05       (.59)        .43
                                                                 ---------------     -------     -------    -------     ---------
    Total from Investment Operations.............                        .74           .77          .82        .21         .67
                                                                 ---------------     -------     -------    -------     ---------
    Distributions:
    Dividends from investment income-net.........                       (.38)         (.78)        (.77)      (.80)       (.24)
    Dividends from net realized gain on investments                      .-            .-           .-        (.05)        .-
                                                                 ---------------     -------     -------    -------     ---------
    Total Distributions..........................                       (.38)         (.78)        (.77)      (.85)       (.24)
                                                                 ---------------     -------     -------    -------     ---------
    Net asset value, end of period...............                     $14.21        $13.85       $13.86     $13.81      $14.45
                                                                 ===============     =======     =======    =======     =========
TOTAL INVESTMENT RETURN(2).......................                      10.77%(3)      5.53%        6.15%      1.26%      16.80%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                       1.44%(3)      1.43%        1.44%      1.40%       1.15%(3)
    Ratio of net investment income
      to average net assets......................                       5.42%(3)      5.46%        5.62%      5.33%       5.13%(3)
    Decrease reflected in above expense ratios due
      to undertakings by the Manager.............                        --           --             --        .05%        .10%(3)
    Portfolio Turnover Rate......................                      10.81%(4)     36.59%       38.60%     22.15%      30.99%
    Net Assets, end of period (000's Omitted)....                   $109,498      $106,931      $99,411    $95,643     $19,855
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                  Class C Shares
                                                                                    -----------------------------------
                                                                                     Six Months Ended
                                                                                     October 31, 1996      Year Ended

PER SHARE DATA:                                                                       (Unaudited)     April 30, 1996(1)
                                                                                    --------------    ------------------

    Net asset value, beginning of period................................                  $13.87               $14.28
                                                                                          -------              ---------
    Investment Operations:
    Investment income-net...............................................                     .37                  .60
    Net realized and unrealized gain (loss)
      on investments....................................................                     .36                 (.41)
                                                                                          -------              ---------
    Total from Investment Operations....................................                     .73                  .19
                                                                                          -------              ---------
    Distributions:
    Dividends from investment income-net................................                    (.37)                (.60)
                                                                                          -------              ---------
    Net asset value, end of period......................................                  $14.23               $13.87
                                                                                          =======              =========
TOTAL INVESTMENT RETURN(2)..............................................                   10.51%(3)             1.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets...................                    1.67%(3)             1.77%(3)
    Ratio of net investment income
      to average net assets.............................................                    5.05%(3)             4.84%(3)
    Portfolio Turnover Rate.............................................                   10.81%(4)            36.59%
    Net Assets, end of period (000's Omitted)...........................                    $924                 $340
(1)    From July 13, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes. The Fund has an unused capital loss carryover of approximately $5,239,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent requires by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the period ended October 31, 1996.

     Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,196 during the period ended October 31, 1996 from commissions earned on sales of the Fund's shares.

     (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1996, $270,973 was charged to the Fund for the Class B shares and $3,267 was charged to the Fund for the Class C shares.

     (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, $594,462, $135,487 and $1,089 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $131,196, for the period ended October 31, 1996.

     (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $60,689,614 and $70,331,923, respectively.

     At October 31, 1996, accumulated net unrealized appreciation on investments was $23,149,868, consisting of $31,087,675 gross unrealized appreciation and $7,937,807 gross unrealized depreciation.

     At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


(Dreyfus Lion D Logo)
PREMIER MUNICIPAL
BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN The Bank of New York 90 Washington Street New York, NY 10286 TRANSFER AGENT & DIVIDEND DISBURSING AGENT Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                       022/612SA9610
(Dreyfus Logo)
Semi-Annual Report
Premier Municipal
Bond Fund
October 31, 1996